EXHIBIT 10.2

AMENDMENT NO. 1

            This AMENDMENT NO. 1 (this “Amendment”), dated as of November 3, 2009, to STOCKHOLDERS AGREEMENT, dated as of November 4, 2004 (the "Agreement"), concerning Vanguard Health Systems, Inc. (the "Company"), a Delaware corporation, is entered into by and among the Company, VHS Holdings LLC, a Delaware limited liability company (“Holdings”), Blackstone FCH Capital Partners IV L.P., a Delaware limited partnership, and its affiliates identified on the signature pages hereto as a “Blackstone Party” (collectively, the “Blackstone Parties”) and the parties identified on the signature pages of the Agreement as an “Employee” or who have otherwise become party to the Agreement and have agreed to become bound by its terms as an “Employee” by entering into a joinder agreement substantially in the form attached to the Agreement as Exhibit A (collectively, the “Employees”).

            WHEREAS, the parties to the Agreement wish to amend Sections 1.1(a) and 4.1(a) of the Agreement in the manner set forth in this Amendment.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties to this Amendment hereby agree as follows:

            1.         Capitalized Terms. Unless otherwise defined herein, capitalized terms used herein and defined in the Agreement are used in this Amendment as defined in the Agreement.

            2.         Amendment of Sections 1.1(a).  Sections 1.1(a) of the Agreement is hereby amended by deleting all of the text of such Section 1.1(a) set forth in the Agreement  and replacing such deleted text with the following new text:

                                    “(a)  Each Employee hereby agrees, until the earlier to occur of (x)
                        November 4, 2014 and (y) a Qualified IPO, to take all Designated Actions in the manner that the Management Representative, in his sole and absolute discretion, shall direct, at any meeting of the shareholders of the
                        Company, at any and all adjournments thereof, and on any other occasion in respect of which the consent of such Employee with respect to his or her Shares may be given or may be requested or solicited by the Company or any other Person, whether at a meeting, pursuant to the execution of a written consent, under this Agreement or otherwise, for all purposes in connection with any Designated Action, and such Employee hereby ratifies and confirms all that the Management Representative may do by virtue hereof.”

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            3.         Amendment of Section 4.1(a). Sections 4.1(a) of the Agreement is hereby amended by deleting all of the text of such Section 4.1(a) set forth in the Agreement  and replacing such deleted text with the following new text:

                                    “(a) If an Employee’s Services to the Company and its Subsidiaries
                        terminate for any reason (a “Termination Event”), the Company shall have the right but not the obligation to purchase, from time to time after such
                        Termination Event, for a period of 180 days following the later of (x) 181 days after the termination of such Employee’s Services and (y) with respect to Shares received upon the exercise of an option, 181 days after the date such option is exercised (the “Call Option Period”), the Shares held by such Employee.  To exercise such purchase right with respect to an Employee, the Company shall deliver to such Employee prior to the expiration of the Call Option Period a written notice specifying the number of Shares with respect to which the Company has elected to exercise such purchase right, whereupon such Employee shall be required to sell to the Company, the Shares specified in such notice, at a price per
                        Share equal to the applicable purchase price determined pursuant to
                        Section 4.1(c).”

            4.         Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY,THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

            5.         Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single instrument.

            6.         References. Upon full execution of this Amendment, all references in the Agreement or in other documents related to the Agreement shall be deemed to be references to the Agreement as modified by this Amendment.

                        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

                                                                        VANGUARD HEALTH SYSTEMS, INC.

                                                                        By:       /s/ Ronald P. Soltman
                                                                                    Name: Ronald P. Soltman
                                                                                    Title: Executive Vice President

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                                                                        VHS HOLDINGS, LLC

                                                                        By:       /s/ Ronald P. Soltman
                                                                                    Name: Ronald P. Soltman
                                                                                    Title: Executive Vice President

                                                                        The Management Representative

                                                                        /s/ Charles N. Martin, Jr.
                                                                        Charles N. Martin, Jr.,
                                                                        solely in his capacity as Management Representative

                                                                        FOR ALL EMPLOYEES

                                                                        /s/ Charles N. Martin, Jr.
                                                                        Charles N. Martin, Jr.,
                                                                        Individually and as Proxyholder for the
                                                                        Employees party to the Agreement pursuant to
                                                                        Section 1.1 of the Stockholders Agreement of
                                                                        Vanguard Health Systems, Inc. dated as of
                                                                        November 4, 2004

                                                                        Blackstone Parties:

                                                                        BLACKSTONE FCH CAPITAL PARTNERS IV L.P.

                                                                        By:       Blackstone Management Associates IV L.L.C.,
                                                                                    as a General Partner

                                                                        By:       /s/ Neil P. Simpkins
                                                                                    Name: Neil P. Simpkins
                                                                                    Title: Senior Managing Director

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                                                                        BLACKSTONE FCH CAPITAL PARTNERS IV-A L.P.

                                                                        By:       Blackstone Management Associates IV L.L.C.,
                                                                                    as a General Partner

                                                                         By:       /s/ Neil P. Simpkins
                                                                                    Name: Neil P. Simpkins
                                                                                    Title: Senior Managing Director

                                                                        BLACKSTONE FCH CAPITAL PARTNERS IV-B L.P.

                                                                        By:       Blackstone Management Associates IV L.L.C.,
                                                                                    as a General Partner

                                                                        By:       /s/ Neil P. Simpkins
                                                                                    Name: Neil P. Simpkins
                                                                                    Title: Senior Managing Director

                                                                        BLACKSTONE HEALTH COMMITMENT
                                                                        PARTNERS-A L.P.

                                                                        By:       Blackstone Management Associates IV L.L.C.,
                                                                                    as a General Partner

                                                                        By:       /s/ Neil P. Simpkins
                                                                                    Name: Neil P. Simpkins
                                                                                    Title: Senior Managing Director

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